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                                                                    EXHIBIT 10.1

                      AMENDMENT NO. 2 TO CREDIT AGREEMENT


         THIS AMENDMENT, dated as of June 28, 2002, by and between PRESTOLITE ELECTRIC INCORPORATED, a Delaware corporation, of Ann Arbor, Michigan (herein called "Company"), and COMERICA BANK, a Michigan banking corporation, of Detroit, Michigan (herein called "Bank").

                              W I T N E S S E T H:

         WHEREAS, said parties desire to amend that certain Credit Agreement dated as of October 31, 2001, entered into by and between Company and Bank, as amended by Amendment No. 1 thereto dated as of December 31, 2001 (as so amended, herein called "Agreement"), to modify a definition;

         NOW, THEREFORE, IT IS AGREED as follows:

         1. The definition of "EBITDA" set forth in Section 1 of the Agreement is hereby amended in its entirety as follows:

                  "EBITDA" shall mean for any period the sum of Consolidated Net Income for such period plus Consolidated Income Taxes, Consolidated Interest Expense and Consolidated depreciation, amortization and other non-cash charges for such period, plus the following charges to the extent they are taken during such period: (a) severance charges incurred in 2001, (b) special charges associated with actual or anticipated debt losses in Argentina recorded in 2001, (c) charges related to the Thermadyne and/or AMETEK transactions recorded in 2001,
         (d) any write-down associated with the sale of the manufacturing facility in Decatur, Alabama and/or the manufacturing facility located in San Lorenzo, Argentina, (e) foreign exchange gains or losses, (f) gains or losses (net of taxes) incurred in connection with the repurchase by the Company of Senior Notes, and (g) (i) special charges associated with plant rearrangements in Argentina and (ii) worldwide severance charges, not to exceed $1,000,000 in the aggregate in 2002 for clauses (i) and (ii).

         2. The definition of "Revolving Credit Maturity Date" set forth in
Section 1 of the Agreement is hereby amended in its entirety as follows:

                  "Revolving Credit Maturity Date" shall mean July 31, 2004.

         3. This Amendment shall be effective as of the date hereof. Except as modified hereby, all of the terms and conditions of the Agreement and the Revolving Credit Note shall remain in full force and effect. Company hereby represents and warrants that, after giving effect to the amendments contained herein, (a) the execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within Company's corporate powers, have been duly authorized, are not in contravention of law or the terms of Company's certificate of incorporation or bylaws, and do not require the consent or approval of any governmental body, agency or authority, and this


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Amendment, and any other documents and instruments required under this Amendment or the Agreement, are valid and binding in accordance with their terms; (b) the continuing representations and warranties of Company set forth in Sections 9.1 through 9.5 and 9.8 through 9.16 of the Agreement are true and correct on and as of the date hereof, and the continuing representations and warranties of Company set forth in Section 9.6 of the Agreement are true and correct as of the date hereof with respect to the most recent financial statements furnished to Bank by Company in accordance with the Agreement; and (c) no Default or Event of Default has occurred and is continuing as of the date hereof.

         WITNESS the execution hereof as of the date and year first above written.


COMERICA BANK                                        PRESTOLITE ELECTRIC
                                                              INCORPORATED


By:                                         By:
   ---------------------                       -------------------------

Its:                                        Its:
    --------------------                        ------------------------

                              CONSENT OF GUARANTOR

         The undersigned guarantor hereby consents to the foregoing Amendment as of the date thereof and reaffirms and ratifies all of its existing obligations to Bank under the guaranty of the obligations of Company previously executed and delivered by it.


                                            PRESTOLITE ELECTRIC
                                            HOLDING INC.


                                            By:
                                               -------------------------

                                            Its:
                                                ------------------------


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                                 June 28, 2002



Prestolite Electric Incorporated
2311 Green Road
Suite B
Ann Arbor, MI 48105

Ladies and Gentlemen:

         Reference is hereby made to the $3,500,000 Master Revolving Note dated December 26, 2000 (Note), from Prestolite Electric Incorporated (Borrower) as maker to Comerica Bank (Bank) as payee, and the related letter agreement dated December 26, 2000 (Agreement), and the related amendment letter dated October 31, 2001 (First Amendment). The Borrower and the Bank hereby agree that the Note and the Agreement are amended as follows:

         1. The date January 31, 2003 is deleted from each place where it appears in the Note and the Agreement and is replaced with the date July 31, 2004. The maturity date of the Note and the Agreement is now July 31, 2004.

         If this letter clearly sets forth our understanding, please sign indicated below and return it to me.

                                   Very truly your,



                                   Tonya R. Gietzen
                                   Assistant Vice President

Acknowledged and agreed to as of the date set forth above:

PRESTOLITE ELECTRIC INCORPORATED

By: ___________________________

Its: __________________________

By: ___________________________

Its: __________________________
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                           REAFFIRMATION OF GUARANTY

         The undersigned consents to the foregoing amendment as of the date hereof and reaffirms and ratifies all of its obligations to the Bank under or in respect of the Guaranty dated October 25, 1994, executed and delivered by the undersigned to the Bank.

                                        PRESTOLITE ELECTRIC HOLDING, INC.

                                        By: ______________________

                                        Its: _____________________